EXHIBIT 10.26

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                                    INDENTURE



                          dated as of December 1, 1996



                                     between



                         TNI FUNDING COMPANY I, L.L.C.,
                                    as Issuer


                                       and


                            THE CHASE MANHATTAN BANK,
                                   as Trustee

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                                  TABLE OF CONTENTS
                                                                      PAGE

            SECTION 1.  DEFINITIONS......................................1

            SECTION 2.  ISSUANCE OF NOTES; APPOINTMENT OF TRUSTEE;
                        CONDITIONS OF ISSUANCE...........................1

            SECTION 3.  NOTE FORMS; TERMS; EXECUTION ....................5

            SECTION 4.  AUTHORIZED REPRESENTATIVES.......................6

            SECTION 5.  ISSUER'S REPRESENTATIONS AND WARRANTES...........6

            SECTION 6.  PROCEEDS OF SALE OF NOTES .......................6

            SECTION 7. PAYMENT OF INTEREST AND PRINCIPAL; PAYMENT TO NOTEHOLDER ON RECORD DATE; EFFECT OF PAYMENTS ON
                        FUTURE NOTEHOLDERS...............................7

            SECTION 8.  PAYMENT OF PRINCIPAL AND INTEREST AT MATURITY....8

            SECTION 9.  MODIFICATION OF TERMS ...........................9

            SECTION 10. APPLICATION OF FUNDS; RETURN OF UNCLAIMED FUNDS.10

            SECTION 11. INFORMATION REGARDING AMOUNTS DUE...............10

            SECTION 12. PAYMENT OF FUNDS................................11

            SECTION 13. NOTE REGISTER; REGISTRATION OF TRANSFER OR
                        EXCHANGE; PERSONS DEEMED OWNERS.................11

            SECTION 14. APPLICATION OF PAYMENTS ON THE NOTES ...........13

            SECTION 15. MUTILATED, DESTROYED, LOST, OR STOLEN NOTES ....13

            SECTION 16. LIABILITY.......................................14

            SECTION 17. INDEMNIFICATION.................................14

            SECTION 18. COMPENSATION OF THE TRUSTEE.....................15

            SECTION 19. SATISFACTION AND DISCHARGE OF INDENTURE.........15

            SECTION 20. NOTICES ........................................15

            SECTION 21. TRUSTEE; RESIGNATION; REMOVAL; SUCCESSORS.......17

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            SECTION 22. CERTAIN RESPONSIBILITIES AND RIGHTS OF
                        THE TRUSTEE.....................................18

            SECTION 23. CANCELLATION OF NOTES...........................21

            SECTION 24. BENEFIT OF AGREEMENT............................21

            SECTION 25. NOTES HELD BY THE TRUSTEE; RIGHTS OF TRUSTEE....21

            SECTION 26. INSPECTION......................................21

            SECTION 27. LICENSE.........................................21

            SECTION 28. TRUSTEE AND COLLATERAL AGENT MAY ENFORCE CLAIMS
                        WITHOUT POSSESSION OF THE NOTES.................22

            SECTION 29. RIGHTS AND REMEDIES CUMULATIVE; DELAY OR OMISSION
                        NOT WAIVER .....................................22

            SECTION 30. NOTEHOLDERS AUTHORIZED TO DIRECT TRUSTEE........23

            SECTION 31. LIMITATION ON PROCEEDINGS BY NOTEHOLDERS........23

            SECTION 32. SUCCESSOR SERVICER..............................24

            SECTION 33. RESTORATION OF RIGHTS AND REMEDIES..............24

            SECTION 34. NOTEHOLDER CONSENT TO TRUSTEE'S OTHER DUTIES....24

            SECTION 35. ACTS OF NOTEHOLDERS.............................24

            SECTION 36. NO RECOURSE.....................................25

            SECTION 37. PAYMENT OF TAXES................................25

            SECTION 38. HEADINGS........................................25

            SECTION 39. FORWARDING OF NOTICES...........................25

            SECTION 40. GOVERNING LAW...................................25

            SECTION 41. COUNTERPARTS....................................25

            Signature Page..............................................26

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           EXHIBITS

              EXHIBIT A      Form of 7.40% Right-to-Receive-Backed Note
              EXHIBIT B      Form of Assignment of Note
              EXHIBIT C      Form of Certificate of Authentication
              EXHIBIT D-1    Form of Investor Letters
              EXHIBIT D-2    Form of Transferor Letter

           ANNEX

              ANNEX I        Glossary of Terms

           SCHEDULES

              SCHEDULE I      UCC-1 Filing Locations

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     INDENTURE, dated as of December 1, 1996, between TNI Funding Company I,
L.L.C., a Delaware limited liability company (the "ISSUER") and The Chase Manhattan Bank, as trustee (in such capacity, the "TRUSTEE").

                                   W I T N E S S E T H :

     WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issue of its Right-to-Receive-Backed Notes (the "NOTES"); all covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders; the Issuer is entering into the Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged; and

     WHEREAS, no action or inaction on the part of the Trustee shall release the Issuer from any of the obligations and agreements to be observed and performed by it hereunder or constitute an assumption of any such obligation on the part of the Trustee and the Trustee expressly disavows any liability thereto;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to them in Annex I to this Indenture.

     SECTION 2. ISSUANCE OF NOTES; APPOINTMENT OF TRUSTEE; CONDITIONS OF ISSUANCE. (a) On the Closing Date, the Issuer shall issue in a single offering and sell on a private placement basis $33,000,000 aggregate principal amount of the Notes.

     (b) Each Noteholder by its acceptance of a Note shall have appointed the Trustee to act, on the terms and conditions specified herein, as trustee for the benefit of the Noteholders.

     (c) The Trustee shall, upon receipt of, and in accordance with, written instructions from the Issuer and upon the satisfaction of the conditions set forth below, authenticate and deliver the Notes on the Closing Date. The obligation of the Trustee to authenticate, execute and deliver the Notes is subject to the satisfaction of the following conditions (evidence of which shall be in the form of a certificate from the Issuer and the Servicer to the Trustee):

          (i) the Issuer shall have executed the Notes to be authenticated on the Closing Date and shall have delivered such Notes to the Trustee on or prior to the Closing Date;

          (ii) the Issuer, the Seller, the Initial Sellers and the Servicer shall have delivered to the Trustee and each Initial Noteholder on or prior to the Closing Date an

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     officer's certificate (with respect to the Issuer, such officer shall be the President, any Vice President or a Financial Officer of its Independent Member) dated as of the Closing Date of each of the Issuer, the Seller, the Initial Sellers and the Servicer, stating, as applicable, that such Person is not in default under this Indenture, the Purchase Agreement, the Purchase and Servicing Agreement or any other Transaction Document to which it is a party and that the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, such Person's certificate of incorporation, by-laws or other organizational documents, as applicable, or any material indenture, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which such Person is a party or by which it may be bound or to which it may be subject; the certificate of the Issuer and the Servicer shall also state that, as of the Closing Date, all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

          (iii) each of the Issuer, the Seller, the Initial Sellers, the Back-up Servicer and the Servicer shall have delivered to the Trustee and each Initial Noteholder on or prior to the Closing Date a Board Resolution of its board of directors (with respect to the Issuer, the board of directors of each of its Members) authorizing, as applicable, the execution, delivery and performance of this Indenture and the other Transaction Documents and the transactions contemplated hereby and thereby and any organizational proceedings necessary in connection therewith, certified by an officer of the Independent Member of the Issuer, the Seller, the Initial Sellers, the Back-up Servicer or the Servicer, as applicable;

          (iv) each of the Issuer, the Seller, the Initial Sellers, the Back-up Servicer and the Servicer shall have delivered to the Trustee and each Initial Noteholder on or prior to the Closing Date a copy of an officially certified document, dated not more than 30 days prior to the Closing Date, evidencing its due organization and good standing;

          (v) each of the Issuer, the Seller, the Initial Sellers, the Back-up Servicer and the Servicer shall have delivered to the Trustee and each Initial Noteholder on or prior to the Closing Date copies of its charter and by-laws (or with respect to the Issuer, its Certificate of Formation and Limited Liability Company Agreement) certified by its Secretary or an Assistant Secretary (with respect to the Issuer, the Secretary of its Independent Member);

          (vi) the Servicer shall have delivered to the Trustee and each Initial Noteholder on or prior to the Closing Date a certificate listing the officers of the Servicer responsible for servicing the Contracts as of the Closing Date;

          (vii) on or prior to the Closing Date, each Initial Noteholder shall have received from Chapman and Cutler, special counsel for the Issuer and the Seller, opinions in form and substance reasonably satisfactory to such Noteholder and its

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     special counsel and covering such matters as such Noteholder and its special counsel shall reasonably request, each addressed to the Trustee and Noteholders and dated the Closing Date;

          (viii) on or prior to the Closing Date, each Initial Noteholder shall have received from counsel for Transmedia and the Initial Sellers, opinions in form and substance reasonably satisfactory to such Noteholder and its special counsel and covering such matters as such Noteholder and its special counsel shall reasonably request, each addressed to the Trustee and Noteholders and dated the Closing Date;

          (ix) on or prior to the Closing Date, each Initial Noteholder shall have received from Thacher, Proffitt & Wood, counsel to the Trustee, opinions in form and substance reasonably satisfactory to the Trustee, such Noteholder and its special counsel and covering such matters as such Noteholder and its special counsel shall reasonably request, each addressed to the Trustee and Noteholders and dated the Closing Date;

          (x) on the Closing Date, each Initial Noteholder shall have received written evidence satisfactory to such Noteholders that the Rating Agency has issued a rating of at least "A" for the Notes on the Closing Date;

          (xi) on or prior to the Closing Date, S&P's CUSIP Service Bureau shall have assigned private placement numbers for the Notes and each Initial Noteholder shall have received evidence reasonably satisfactory to it of such numbers;

          (xii) on or prior to the Closing Date, each Initial Noteholder shall have received a certificate of the Trustee attesting to the due authorization, execution and delivery of the Indenture by the Trustee;

          (xiii) on or prior to the Closing Date, each Initial Noteholder shall have received from the Issuer a certificate, dated the Closing Date, of a Member of the Issuer, in which such Member shall state that: (i) the representations and warranties of the Issuer in the Indenture and other Transaction Documents to which it is a party are true and correct on and as of the Closing Date; and (ii) the Issuer has complied with all agreements and satisfied all conditions on its part required to be performed or satisfied hereunder and under each of the other Transaction Documents at or prior to the Closing Date;

          (xiv) on or prior to the Closing Date, each Initial Noteholder shall have received from the Seller a certificate, dated the Closing Date, of the President or any Vice President of the Seller, in which such officer shall state that: (i) the representations and warranties of the Seller in each of the Transaction Documents are true and correct on and as of the Closing Date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part required to be performed or satisfied hereunder and under each of the other Transaction Documents at or prior to the Closing Date;

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          (xv) on or prior to the Closing Date, each Initial Noteholder shall have received from Transmedia a certificate, dated the Closing Date, of the President or any Vice President of Transmedia, in which such officer shall state that: (i) the representations and warranties of Transmedia in the Transaction Documents are true and correct on and as of the Closing Date; and (ii) Transmedia has complied with all agreements and satisfied all conditions on its part required to be performed or satisfied hereunder and under each of the other Transaction Documents at or prior to the Closing Date;

          (xvi) on the Closing Date, the Issuer shall have deposited, or caused to be deposited, into the Settlement Account, an amount equal to $990,000;

          (xvii) on or prior to the Closing Date, Transmedia, the Initial Sellers, the Seller and the Issuer shall have executed any and all UCC termination statements as may have been reasonably requested by any Initial Noteholder or their special counsel in connection with the interests of Transmedia, the Initial Sellers, the Seller or the Issuer in the Secured Collateral.

          (xviii) on or prior to the Closing Date, each Initial Noteholder shall have received evidence satisfactory to such Noteholder or its special counsel that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the filing offices identified on Schedule I hereto and all other actions have been taken reflecting the transfer of the interest of the Initial Sellers in the Assets to the Seller and the Seller in the assets constituting the Contract Assets to the Issuer and the pledge of such assets by the Issuer to the Collateral Agent;

          (xix) subsequent to September 30, 1995 or, if such Person did not exist on such date, subsequent to the date of its formation or incorporation, there shall not have been any material adverse change in the condition, financial or otherwise, of the Issuer, the Seller, Transmedia, or the Initial Sellers, or any development involving a material adverse prospective change in or affecting the business or properties of the Issuer, the Seller, Transmedia, or the Initial Sellers, the effect of which can be reasonably expected to have a material and adverse effect on the investment by each Initial Noteholder in the Notes;

          (xx) on or prior to the Closing Date, each Initial Noteholder or its special counsel shall have received executed copies of each of the Transaction Documents;

          (xxi) each of the parties thereto shall have delivered to the Trustee and each Initial Noteholder on or prior to the Closing Date copies of executed agreements entered into by the relevant Credit Card Companies which agreements shall be in force and substance reasonably satisfactory to each Initial Noteholder;

          (xxii) On the Closing Date, the Issuer shall have deposited, or caused to be deposited, into the Reserve Account, the Reserve Amount; and

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          (xxiii) On the Closing Date, each of the Initial Purchasers shall have received and be entitled to rely upon executed copies of each of the certificates from the Initial Sellers, the Seller, the Issuer and Transmedia, supporting the Issuer's special counsel's opinions being delivered in connection with the issuance of the Notes.

     SECTION 3. NOTE FORMS; TERMS; EXECUTION. (a) The Notes shall be issued on the Closing Date. Each Note issued hereunder shall be in substantially the form of Exhibit A hereto and, subject to earlier amortization, shall mature on the Scheduled Maturity Date. The form of the Notes may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any governmental agency or as may consistently herewith be determined by the Authorized Representative executing such Notes, all as evidenced by its execution of such Notes.

     (b) The Notes are denominated in United States dollars and shall be in denominations of at least $100,000 and any larger denominations. The Notes shall bear interest at a fixed rate from the Closing Date, at the rate of 7.40 percent per annum (the "NOTE RATE") calculated as provided in Section 7(a).

     (c) Each Note shall bear the following legend:

     THE ISSUER HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT EXCEPT (l) PURSUANT TO RULE 144A OR (2) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT AND IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. TRANSFER OF THIS NOTE IS FURTHER LIMITED BY THE REQUIREMENT THAT FOLLOWING ANY TRANSFER HEREOF SUCH NOTE SHALL BE BENEFICIALLY OWNED (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) BY NO MORE THAN ONE PERSON FOR EACH $1,000,000 IN PRINCIPAL AMOUNT REPRESENTED HEREBY, AND THE TRANSFEREE HEREOF HAS FURNISHED TO THE TRUSTEE A CERTIFICATE TO SUCH EFFECT.

     (d) Each Note will be executed with the manual signature of one or more Authorized Representatives of the Issuer. The Issuer will furnish the Trustee an adequate supply of blank Notes, manually executed by an Authorized Representative, to replace Notes that are transferred, mutilated, destroyed, lost or stolen and to issue new Notes following a permitted transfer or exchange. Only Notes bearing a Certificate of Authentication executed by the Trustee by manual signature of one of its authorized officers shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certification by the Trustee upon any Note executed by the Issuer shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder. Each Note will be

                                      -5-

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dated the date of its authentication. The Trustee may appoint an authenticating agent to authenticate the Notes. An authenticating agent may authenticate the Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent.

     SECTION 4. AUTHORIZED REPRESENTATIVES. (a) The Issuer shall furnish the Trustee with a certificate of the Issuer certifying the incumbency and specimen signatures of officers of its Members authorized (i) to execute Notes on behalf of the Issuer by manual signature and (ii) to give instructions or to make certain representations to the Trustee in accordance with the provisions of this Indenture (each an "AUTHORIZED REPRESENTATIVE"). Until the Trustee receives a subsequent incumbency certificate of the Issuer, the Trustee shall be entitled to rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives. The Trustee shall have no responsibility to the Issuer to determine by whom a manual signature may have been affixed on the Notes, or to determine whether any manual signature is genuine, if such manual signature resembles the specimen signatures filed with the Trustee by an Authorized Representative. Any Note bearing the manual signature of a person who is an Authorized Representative on the date such signature is affixed shall bind the Issuer after the completion thereof by the Trustee, notwithstanding that such person shall have ceased to hold office on the date such Note is authenticated and delivered by the Trustee.

     (b) On the Closing Date, the Trustee shall furnish the Issuer with a certificate of the Trustee (i) certifying the incumbency and specimen signatures of officers, employees or agents authorized to authenticate Notes and (ii) advising the Issuer which of its officers, employees or agents are generally responsible for the administration of this Indenture.

     SECTION 5. ISSUER'S REPRESENTATIONS AND WARRANTIES. The Issuer represents and warrants to the Trustee and the Noteholders that the issuance and delivery of the Notes has been duly and validly authorized by the Issuer and that the Notes, when completed, authenticated, issued and delivered in accordance with the terms of this Indenture, will constitute the valid and legally binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, except with respect to the Issuer, subject to general principles of equity and to bankruptcy, insolvency, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally.

     SECTION 6. PROCEEDS OF SALE OF NOTES. Proceeds received in payment for Notes are to be in immediately available funds on the Closing Date. Such proceeds shall be used to purchase Contract Assets in accordance with the terms of the Purchase and Servicing Agreement, to pay all fees and expenses incurred in connection with the Transactions and the Transaction Documents due and payable as of the Closing Date, to pay all fees and expenses incurred in connection with such issuance and to make deposits to the Collateral Account to make payments permitted under Sections 7 and 8 of the Security Agreement, including payments for the purchase of Contract Assets in accordance with the terms of the Purchase and Servicing Agreement.

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     SECTION 7. PAYMENT OF INTEREST AND PRINCIPAL; PAYMENT TO NOTEHOLDER ON
RECORD DATE; EFFECT OF PAYMENTS ON FUTURE NOTEHOLDERS. (a) The Notes shall bear interest on the unpaid principal amount thereof from and including the Closing Date at the applicable Note Rate (calculated on the basis of a 360-day year consisting of 12 months of 30 days each) through the day immediately preceding the initial Note Payment Date and thereafter, monthly from and including the most recent Note Payment Date through and including the day immediately preceding the next Note Payment Date, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided herein) until fully paid. Interest shall be due and payable in arrears on each Note Payment Date, with each payment of interest calculated as described above on the unpaid principal amount of the outstanding Notes on the immediately preceding Note Payment Date (after the distributions on the Notes on such date) or, with respect to interest payable on the initial Note Payment Date, on the principal amount of the Notes issued on the Closing Date; PROVIDED, HOWEVER, that in making any interest payment, if the interest calculation with respect to any Note shall result in a portion of such payment being less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

     (b) Payments of principal of the Notes in an amount equal to the Principal Amount shall be made by the Issuer on each Note Payment Date commencing on the Note Payment Date immediately following the Amortization Commencement Date. The Issuer is not required to make any payments of principal at any time prior to the Amortization Commencement Date.

     (c) Except as set forth in paragraph (d) below, each payment of interest or principal will be made by check mailed to the addresses of the Noteholders as they appear on the applicable Record Date in the Note Register referred to in
Section 13.

     (d) Payments of interest or principal will be made by wire transfer of immediately available funds to an account maintained by each Noteholder in the United States who delivers to the Trustee account payment instructions at least five (5) Business Days prior to the applicable Record Date and holds, together with its Affiliates, an aggregate original principal amount of at least $1,000,000 of Notes (such Noteholder, a "WIRE TRANSFER PAYMENT RECIPIENT"). Payments will be made to the account designated by any such Noteholder on each Note Payment Date until such Noteholder provides the Trustee with written notice of changes to the account payment instructions at least five (5) Business Days prior to the applicable Record Date. The Trustee acknowledges receipt of the information contained on Schedule I to the Note Purchase Agreement with respect to the initial purchasers of the Notes (the "INITIAL NOTEHOLDERS") containing the account designation for the Initial Noteholders. The Trustee is entitled to rely on such information and make payments in accordance therewith until receipt of further written instructions.

     (e) Any installment of interest or principal, so payable, and punctually paid or duly provided for, on any Note Payment Date shall be paid to the person who is a Noteholder at the close of business on the last day of the calendar month immediately preceding such Note

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Payment Date whether or not such date shall be a Business Day (the "RECORD
DATE"); PROVIDED, HOWEVER, that interest payable on the Final Maturity Date shall be payable to the person to whom principal shall be payable pursuant to
Section 8.

     (f) Any reduction in the principal amount of the Notes effected by any payments of principal or otherwise shall be binding upon all future Noteholders, whether or not noted thereon.

     (g) The Issuer shall pay or make available for payment the final installment of principal of and interest accrued on the Notes on the Note Payment Date following the date the funds on deposit in the Principal Subaccount are sufficient therefor. No later than five (5) Business Days prior to the Note Payment Date on which the aggregate unpaid principal amount of the Notes and accrued and unpaid interest thereon would be paid in full, assuming the application of monies available therefor based on the applicable Settlement Statement, the Issuer shall provide to each Noteholder and the Trustee a notice which shall state: (i) the Final Maturity Date, (ii) the principal amount outstanding with respect to each $1,000 original face amount of each Note, any interest due and payable with respect to such $1,000 face amount as of the Final Maturity Date, (iii) that on the Final Maturity Date all unpaid principal and interest with respect to each Note will become due and payable and that interest, if any, thereon shall cease to accrue from and after such Final Maturity Date (PROVIDED that all amounts owing with respect to such Note are paid on such date) and (iv) where the Notes are to be surrendered for payment pursuant to Section 8, if surrender is required hereunder. Neither the failure to give notice nor any defect in any notice given to an particular Noteholder shall affect the sufficiency of any notice with respect to other Notes.

     SECTION 8. PAYMENT OF PRINCIPAL AND INTEREST AT MATURITY. (a) With respect tO each Wire Transfer Payment Recipient, the Trustee will pay in immediately available funds any remaining principal amount of, and any accrued but unpaid interest on, its Note on the Final Maturity Date by wire transfer of immediately available funds to the account maintained by such Noteholder in the United States which was designated by such Noteholder in written instructions delivered to the Trustee by such Noteholder without presentation and surrender of such Note. Neither the Trustee nor the Issuer shall be liable for any claims arising out of the fact that any such payment was made without such presentation and surrender.

     (b) With respect to Noteholders who are not Wire Transfer Payment Recipients, the Trustee will pay by check any remaining principal amount of, and any accrued but unpaid interest on, each Note on the Final Maturity Date only upon presentation and surrender of such Note at the corporate trust office of the Trustee on or after such Final Maturity Date.

     (c) Any payment of principal of and interest on a Note required to be made on a date that is not a Business Day shall be made on the next succeeding Business Day, with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

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     (d) The Trustee will forthwith cancel each Note pursuant to Section 23 that is presented and surrendered to its corporate trust office and paid in full. By the acceptance of a Note, each Wire Transfer Payment Recipient shall have acknowledged and agreed that the Trustee and the Issuer shall not be liable for any claims arising out of or in connection with any Note of such Wire Transfer Payment Recipient not being presented or surrendered to the Trustee on the Final Maturity Date.

     SECTION 9. MODIFICATION OF TERMS. (a) This Indenture may be amended by the Issuer and the Trustee without the consent of any Noteholder for the purposes of curing any ambiguity, or of curing, correcting or supplementing any provisions contained herein which may be defective or inconsistent with any other provision contained herein, PROVIDED that the Issuer shall provide to the Trustee and each Noteholder an Opinion of Counsel that such amendment does not have a material adverse effect on the Noteholders. Any such amendments of this Indenture will be conclusive and binding on all Noteholders.

     (b) Modifications and amendments to this Indenture and the Notes may also be made, and future compliance therewith or past default by the Issuer may be waived, with the consent of the Majority Noteholders; PROVIDED that no such modification or amendment to the Indenture or any Note, and no waiver of the terms and conditions of the Indenture and the Notes, may, without the written consent of the holder of each such Note affected thereby, (i) change the Scheduled Maturity Date or Final Maturity Date or any installment of interest on or the method of determining the Principal on, any such Note; (ii) reduce the principal amount of or interest on any such Note or change the date of payment thereof; (iii) change the currency of payment of principal of or interest on any such Note or any other amounts payable on any such Note; (iv) impair the right to institute suit for the enforcement of any such payment on or with respect to any such Note; (v) reduce the above-stated percentage of the principal amount of Notes, the consent of whose holders is necessary to modify or amend the Indenture or the Notes or to waive any future compliance therewith or past default thereunder; or (vi) change any provision with respect to the optional or mandatory redemption or prepayment of the Notes. Any modifications or amendments of, or waivers with respect to, this Indenture and the Notes will be conclusive and binding on all Noteholders and on all future Noteholders, whether or not notation of such modifications, amendments or waivers is made upon the Notes. Any instrument given by or on behalf of any holder of a Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Note.

     (c) Any amendment, waiver, supplement, restatement, discharge or termination to the Security Agreement, the Purchase and Servicing Agreement and the Purchase Agreement shall not be effective without the prior written consent of the Majority Noteholders and, if the rights of the Trustee are affected, the Trustee. In addition, the Issuer will not alter the timing or priority of payments of Collections set forth in Section 7 and 8 of the Security Agreement or release any Contract Assets from the Lien of the Security Agreement (except as provided in the Security Agreement), without the prior written consent of the Trustee acting at the direction of all of the Noteholders.

     (d) No amendment, waiver, supplement, restatement, discharge or termination to the Indenture, the Security Agreement, the Purchase and Servicing Agreement or the Purchase Agreement shall be effective until the Issuer and the Trustee shall have received written notice from the Rating Agency, to the effect that such amendment, waiver, supplement, restatement, discharge or termination would not result in a withdrawal or reduction of the then current rating on the Notes by such Rating Agency.

     (e) In accepting any additional trusts created by any modification or amendment to this Indenture, the Notes or the Security Agreement and in connection with any modification or amendment of the Purchase Agreement or the Purchase and Servicing Agreement permitted by this Section, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of counsel (which shall not be at the expense of the Trustee) stating that such modification or amendment to this Indenture, the Notes, the Security Agreement, the Purchase Agreement or the Purchase and Servicing Agreement is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such modified or amended Indenture or Security Agreement or authenticate any such modified or amended Note which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     (f) Notes to be authenticated and delivered after the modification or amendment of this Indenture pursuant to this Section may, and shall if required by the Issuer or the Noteholders thereof, bear a notation in form approved by the Issuer as to any matter provided for in such modified or amended Indenture. If the Issuer or the Majority Noteholders shall so determine, new Notes so modified as to conform, in the opinion of the Issuer and the Majority Noteholders, to any such modification or amendment to this Indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in connection with any registered transfer or exchange of Notes.

     SECTION 10. APPLICATION OF FUNDS; RETURN OF UNCLAIMED FUNDS. Until used or applied as herein provided, all funds received by the Trustee under this Indenture shall be held in trust for the purposes for which they were received, will be uninvested for as long as such funds are held in trust and will be segregated from other funds of the Trustee to the extent required by law and hereunder. The Trustee shall be under no liability for interest on any funds received by it except as otherwise agreed with the Issuer. Any funds deposited with the Trustee for the payment of principal of and premium, if any, or interest on the Notes, and remaining unclaimed for two years after the date upon which such principal or interest became due and payable, shall be repaid to the Issuer by the Trustee upon demand, and the holder of any Note to which such deposit related and previously entitled to receive payment thereof shall thereafter, as an unsecured general creditor, look only to the Issuer for the payment thereof, and all liability of the Trustee with respect to such funds shall thereupon cease.

     SECTION 11. INFORMATION REGARDING AMOUNTS DUE. The Trustee shall, on each Note Payment Date provide each Noteholder with a report (based on the aggregate principal and interest information set forth in the Settlement Statement) stating (i) the amount of interest and principal, as the case may be, due on the related Note Payment Date for each $1,000 face amount of the Notes and in total for all outstanding Notes, together with
(ii) the aggregate outstanding principal amount for all outstanding Notes.

     SECTION 12. PAYMENT OF FUNDS. Payments of any interest on and principal of the Notes shall be made by the Trustee, or the Collateral Agent on behalf of the Trustee, out of and to the extent of funds in the Collateral Account, whether such payment is by wire transfer or by check.

     SECTION 13. NOTE REGISTER; REGISTRATION OF TRANSFER OR EXCHANGE; PERSONS DEEMED OWNERS. (a) The Issuer shall keep, or shall cause to be kept by the Trustee, a Note Register in which, subject to reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of, and the registration of transfer and exchange of, the Notes. The term "NOTE REGISTER" shall mean the definitive record in which shall be recorded the name, address, telephone number, facsimile number, contact person (if any) and taxpayer identification number of each registered holder of the Notes (the "NOTEHOLDER") as provided by such Noteholder by delivery of a form substantially similar to
Schedule I to the Note Purchase Agreement ("NOTEHOLDER NOTICE FORM"), together with the Note numbers and the principal amount of each Note and details with respect to the registration of any transfer or exchange of Notes. Absent manifest error, the Trustee is entitled to rely upon all information provided on such Schedule I or a Noteholder Notice Form by a Noteholder. Whenever any Notes are surrendered to the Trustee for exchange or transfer pursuant to the terms and conditions of this Indenture, the Issuer shall execute, and the Trustee shall authenticate and deliver, Notes in a principal amount which the Noteholder or the transferee is entitled to receive. The Trustee shall rely on such
Schedule I to the Note Purchase Agreement in the case of the Initial Noteholders, and on a Noteholder Notice Form in the case of a subsequent Noteholder except to the extent modified in a written notice by an Initial Noteholder or other Noteholder received by the Trustee.

     (b) The Noteholders of the Notes shall present directly to the Trustee all requests for registration of transfer of Notes. Upon surrender for transfer at the corporate trust office of the Trustee of any Note, and subject to the restrictions set forth in this Section 13, the Trustee shall, at no charge to the Noteholder (other than any transfer tax owed by such Noteholder), register such transfer and shall deliver in the name of the transferee or transferees a new Note for a like aggregate principal amount. The following restrictions with respect to the registration of any transfer of any Note shall apply:

          (i) the Trustee shall register the transfer of any Note made pursuant to the exemption from registration under the Act provided by Rule 144A (as indicated by the box checked by the transferor on the form of assignment on Exhibit B attached hereto);

          (ii) the Trustee shall register the transfer of any Note made pursuant to an exemption from registration provided by Rule 904 of Regulation S under the Act (as indicated by the box checked by the transferor on the form of assignment on Exhibit B attached hereto); or

          (iii) with respect to any other requested transfer of a Note not described in (i) and (ii) above, the Trustee shall register such transfer if the Issuer and the Trustee shall have received any one of the following:

               (A) an opinion of counsel, satisfactory in form and substance to the Issuer and the Trustee (which shall not be at the expense of the Trustee), substantially to the effect that such transfer does not require registration under the Securities Act or qualification of this Indenture under the Trust Indenture Act of 1939, as amended, and that such transfer will not otherwise violate any United States federal or state securities laws;

               (B) an investment letter from the proposed transferee, substantially to the effect that such transferee is a Qualified Institutional Buyer or is an Accredited Investor as that term is used in Rule 502 promulgated under the Act and as otherwise set forth in Exhibit D-1 hereto; or

               (C) a certification of the transferor substantially to the effect set forth in Exhibit D-2 hereto, that such transfer is being made in accordance with Rule 144A to a Qualified Institutional Buyer.

          (c) No Notes presented for registration of transfer shall be transferred if such transfer would, in the Opinion of Counsel to the Issuer, result in the Issuer being deemed an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended (the "1940 ACT"). No transfer or exchange of any Note shall be made if, after such transfer, there would be more than 100 beneficial owners (within the meaning of the 1940 Act) of (i) the Notes,
     (ii) the membership interests and (iii) all other securities of the Issuer. For purposes of determining whether after a transfer of a Note there would be more than 100 beneficial owners of the securities of the Issuer for purposes of the 1940 Act the Trustee may rely upon the representations of each Noteholder contained in the Noteholder's request for transfer and upon information provided by the Issuer to the Trustee. At the request of the Trustee, the Issuer shall promptly provide the Trustee with the number of beneficial owners of all securities of the Issuer (except the Notes); PROVIDED, HOWEVER, that in determining the number of such beneficial owners the Issuer may rely upon the representations of such beneficial owners contained in any letter delivered to the Issuer in connection with each such beneficial owner's acquisition of such security.

          (d) All Notes presented for registration of transfer or exchange shall, if so required by the Trustee, be duly endorsed on the form of assignment attached as Exhibit B hereto or be accompanied by a written instrument of transfer, in form satisfactory to the Trustee, duly executed by the Noteholder thereof or its attorney duly authorized in writing with a copy to the Issuer.

          (e) All Notes issued pursuant to paragraph (b) above or paragraph (f) below shall be delivered to the Noteholder thereof at the corporate trust office of the Trustee or (at the risk of such Noteholder) sent by mail to such address as may be specified by such Noteholder in the request for transfer or exchange. The Issuer and the Trustee may require payment of a sum sufficient to cover any stamp tax or other governmental charge in connection with any such transfer, exchange or replacement, but no other charge shall be made in connection with any such transfer, exchange or replacement (except for the expenses of delivery).


     (f) At the option of any Noteholder, Notes may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchange at the corporate trust office of the Trustee. Whenever any Notes are so surrendered for exchange, the Issuer shall executive, and the Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive.

     (g) The Issuer and the Trustee and any agent thereof may deem and treat the Noteholder of any Note as the absolute owner of such Note for the purpose of receiving payment of the principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note may be overdue, and the Issuer, the Trustee and any agent thereof shall not be affected by notice to the contrary.

     (h) The Trustee shall not be required to issue or register on the Note Register the transfer or exchange of any Note for a period of 15 calendar days immediately preceding the Scheduled Maturity date or the Final Maturity Date.

     (i) Any Note held by the Issuer or an Affiliate thereof shall be deemed not to be outstanding for purposes of determining Majority Noteholders.

     SECTION 14. APPLICATION OF PAYMENTS ON THE NOTES. On each Note Payment Date, subject to the terms and conditions of the Security Agreement, the Trustee, based solely on the information provided by the Servicer on the Settlement Report, shall apply all amounts paid with respect to the Notes as provided in the Security Agreement.

     SECTION 15. MUTILATED, DESTROYED, LOST, OR STOLEN NOTES. In case any Note shall become mutilated, destroyed, lost or stolen, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver a new Note, evidencing the same rights and obligations as such mutilated, destroyed, lost or stolen Note and having a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note or in lieu of and substitution for the Note destroyed, lost or stolen. In each case, the applicant for a substituted Note shall furnish to the Issuer and the Trustee such reasonable security or indemnity as may be required by them (the unsecured indemnity of an Initial Noteholder shall be deemed satisfactory for such purpose) and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. In the case of mutilation, the applicant for a substituted Note shall surrender such mutilated Note to the Issuer or to the Trustee for cancellation thereof. The Trustee shall authenticate any such substituted Note and deliver the same upon written request or authorization of any Authorized Representative. Upon the issuance of any substituted Note, the Issuer and the Trustee may require the payment of a sum sufficient to cover any reasonable fees and expenses (including any governmental charge or tax) connected therewith. In the case of any note which is mutilated, destroyed, lost or stolen within the 15-day period prior to the Final Maturity Date, the Issuer may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the Noteholder with the provisions of this Section.

     SECTION 16. LIABILITY. (a) The duties and obligations of the Trustee, its officers, employees and agents shall be determined by the express provisions of this Indenture and they shall not be liable for any act or omission hereunder except for their negligence or willful misconduct.

     (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligence or its own willful misconduct, except that (i) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or any officer in its corporate trust office, unless it shall be proved that such offer of the Trustee was negligent in ascertaining the pertinent facts; (ii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Noteholders relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture and the other Transaction Documents; (iii) the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, and (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; and (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 17. INDEMNIFICATION. The Issuer agrees to indemnify and hold harmless the Trustee, and each of its respective stockholders, directors, officers, employees and agents from and against any and all liabilities, losses, claims, damages, actions, suits, judgments, demands, costs and expenses (including reasonable legal fees and expenses) relating to or arising out of or in connection with its or their performance under this Indenture or the Security Agreement or any representation or warranty therein, except to the extent that they are caused by the negligence or willful misconduct of the Trustee or any of its respective stockholders, directors, officers, employees or agents; PROVIDED, HOWEVER, that such amounts are payable solely out of the Secured Collateral or the Settlement Account. This indemnity shall survive the resignation or removal of the Trustee and the satisfaction or termination of this Indenture.

     SECTION 18. COMPENSATION OF THE TRUSTEE. The Issuer agrees to pay fixed compensation to the Trustee in the amount of the Monthly Trustee and Collateral Agent Fee Amount, and for any other services performed by the Trustee at the request of the Issuer, at such rate or rates as shall be agreed upon from time to time between the Issuer and the Trustee. The payment of compensation to and the reimbursement of all reasonable out-of-pocket expenses incurred by the Trustee in connection with its services rendered hereunder shall be made in the order of priority set forth in the Security Agreement. The obligations of the Issuer to the Trustee pursuant to this Section shall survive the resignation or removal of the Trustee and the satisfaction or discharge of this Indenture. The Trustee hereby waives any right or claim for payment or compensation with respect to any and all amounts held in trust by the Trustee in accordance with
Section 10.

     SECTION 19. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (i) either (A) all Notes theretofore authenticated and delivered (other than (x) Notes which have been destroyed, lost or stolen and which have been replaced and (y) Notes for payment of which money has theretofore been deposited with the Trustee by the Collateral Agent upon direction by the Issuer and held in trust by the Trustee and thereafter repaid to the Issuer and discharged from such trust, as provided in Section 10) have been delivered to the Trustee canceled or for cancellation; or (B) all such Notes not theretofore delivered to the Trustee canceled or for cancellation (x) have become due and payable or (y) will become due and payable at their Scheduled Maturity Date within one year, and the Collateral Agent upon direction by the Issuer, in the case of (x) or (y) within this clause (B), has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust for the benefit of the Noteholders an amount sufficient (without giving effect to any income or earnings therefrom) in the written opinion of a nationally recognized, independent certified public accountant delivered to the Trustee to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee canceled or for cancellation, for principal and interest to the Scheduled Maturity Date, and (ii) the Issuer has delivered to the Trustee an Opinion of Counsel independent of the Issuer (such counsel and opinion to be acceptable to the Rating Agency and the Majority Noteholders), stating that all conditions preceding herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with. Notwithstanding the satisfaction and discharge of this Indenture with respect to the Notes, the obligations under Section 10, Section 15, Section 16, Section 17 and Section 18 shall survive.

     SECTION 20. NOTICES. (a) Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing and sent (i) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (ii) by registered or certified mail with return receipt requested (postage prepaid), or
(iii) by a recognized overnight delivery service (with charges prepaid) and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time:

        (i)   if to the Issuer:         TNI Funding Company I, L.L.C.
                                        11900 Biscayne Boulevard
                                        Suite 460B
                                        North Miami, Florida 33181

              with separate copies
              to the Servicer at:       Transmedia Network, Inc.
                                        11900 Biscayne Boulevard
                                        North Miami, FL 33181-9915
                                        Attention: President
                                        Telephone: 305/892-3340
                                        Telecopy:  305/892-3342

        (ii)  if to the Trustee:        The Chase Manhattan Bank
                                        Advanced Structured Products Group - ABS
                                        450 W. 33rd St., 15th floor
                                        New York, New York 10001
                                        Telephone: 212/946-8600
                                        Telecopy:  212/946-3240

        (iii) if to the Rating Agency:  Standard & Poor's Rating Services
                                        Structured Finance
                                        25 Broadway
                                        New York, NY 10004
                                        Attention: Asset Backed Surveillance
                                                   Department
                                        Telephone: 212/208-8000
                                        Telecopy:  212/208-0031

     Notices under this Section 20 will be deemed to be given only when actually received.

     (b) The Trustee shall forward as soon as practicable to the Noteholders a copy of each notice it receives pursuant to the Transaction Documents, except the Daily Report which shall only be delivered upon request of any Noteholder. All notices to Noteholders will be given at the addresses set forth in the Note Register. The Trustee shall provide each Noteholder, upon the written request by such Noteholder, a copy of any item the Trustee receives with respect to any of the Transaction Documents. In addition, as promptly as practicable, upon the receipt thereof, the Trustee will furnish a copy to each Noteholder of any proposed and final amendment, modification or waiver which the Trustee receives with respect to any of the Transaction Documents.

     (c) Unless otherwise provided herein or in another applicable Transaction Document, the Trustee must give Noteholders at least lO days notice of any proposed modification, waiver or amendment of any Transaction Document or other documents or action for which consent of the Noteholders is required. Unless otherwise provided herein or in another applicable Transaction Document, the Trustee must receive instructions from the holders of at least 50% in aggregate principal amount of Notes outstanding consenting to any modification, waiver or amendment. If the required percentage of Noteholders do not respond to such notification, the Trustee shall notify the non-responding Noteholders again and shall request response within 10 days. If holders entitled to at least 50% in aggregate principal amount of Notes outstanding do not consent within such time period, the Trustee shall not enter into such modification, waiver or amendment.

     (d) Where this Indenture or any Note provides for notice in any manner, such notice may be waived in writing by the Person enticed to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

     SECTION 21. TRUSTEE; RESIGNATION; REMOVAL; SUCCESSORS. (a) The Issuer agrees, for the benefit of the Noteholders, that there shall at all times be a Trustee hereunder until all the Notes are no longer outstanding and that the Trustee shall be a bank or trust company organized and doing business under the laws of the United States of America or of the State of New York with a combined capital and surplus of at least $100,000,000, with a long-term debt rating not less than BBB by S&P and Baa2 by Moody's, or shall be otherwise acceptable to the Rating Agency and the Majority Noteholders, in good standing and authorized under such laws to exercise corporate trust powers.

     (b) The Trustee may at any time resign by giving written notice to the Issuer of its resignation, specifying the date on which its resignation shall become effective (which shall not be less than 30 days after the date on which such notice is given unless the Issuer shall agree to a shorter period). The Majority Noteholders may remove the Trustee at any time by giving written notice to the Issuer and the Trustee specifying the date on which such removal shall become effective. No resignation or removal of the Trustee shall take effect until the appointment in accordance with subparagraph (c) below of a successor to such Trustee and the acceptance of such appointment by such successor. Upon its resignation or removal, the predecessor Trustee shall be entitled to payment by the Issuer of the compensation agreed to hereunder for, and to the reimbursement of all reasonable out-of-pocket expenses incurred in connection with, the services rendered hereunder by such Trustee. After the resignation or removal of any Trustee, the provisions of Section 16 and Section 17 of this Indenture shall inure to its benefit as to any action taken or omitted to be taken by it while it was Trustee hereunder.

     (c) If at any time the Trustee shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of itS creditors or consent to the appointment of a receiver or conservator of all or any substantial part of its property, or shall generally not be paying its debts as they become due, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of Chapter 7 or

11 of Title 11 of the Bankruptcy Code or under the provisions of any similar legislation, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if any public officer shall have taken charge or control of the Trustee or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Trustee, qualified as aforesaid, shall be appointed as follows:

          (i) so long as no Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing, by the Issuer, with the consent of the Majority Noteholders; PROVIDED, HOWEVER, that (x) if the Issuer and the Majority Noteholders shall fail to agree on a successor Trustee within the 30 days after such removal or (y) the Issuer shall fail to propose a successor Trustee in a timely fashion, the successor Trustee shall be appointed by the Majority Noteholders; and

          (ii) so long as an Early Amortization Event or Potential Early Amortization Event, shall have occurred and be continuing, by the Majority Noteholders.

All such successor appointments shall be by an instrument in writing filed with the successor Trustee. Upon the appointment of a successor Trustee and acceptance by the latter of such appointment, the Trustee so superseded shall cease to be such Trustee.

     (d) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto and shall be required to meet the requirements of
Section 21(a). In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

     (e) Any successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, the Issuer and the Majority Noteholders an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor, with like effect as if originally named as such Trustee hereunder, and the predecessor Trustee shall, at the direction of the Majority Noteholders and upon payment of its compensation and expenses then unpaid, deliver and pay over to its successor any and all securities, moneys and any other properties then in its possession as Trustee and shall thereupon cease to act hereunder. The Majority Noteholders will give prompt written notice of the appointment of a successor Trustee to the Noteholders.

     SECTION 22. CERTAIN RESPONSIBILITIES AND RIGHTS OF THE TRUSTEE. (a) Except as otherwise required by law, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee.

     (b) In the absence of bad faith on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture; PROVIDED, HOWEVER, the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee hereunder.

     (c) Except as otherwise provided in Section 16(b) and paragraph (b) above:

          (i) the Trustee may conclusively rely and shall be protected in acting or refraining from acting, as applicable, in accordance with any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a written request or order signed by an Authorized Representative;

          (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter (including, without limitation, a Potential Early Amortization Event, a Potential Purchase Termination Event, and the designation of an Amortization Commencement Date) be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part or contrary instructions from the Majority Noteholders, rely upon a certificate of an Authorized Representative;

          (iv) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, upon two days' prior notice (except if an Early Amortization Event shall have occurred and be continuing, in which case no notice shall be required) and during standard business hours, the books, records and premises of the Issuer, personally or by agent or attorney;

          (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly by or through agents or attorneys or custodians, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by the Trustee with due care; and

          (viii) the Trustee shall not be charged with knowledge of a Potential Early Amortization Event, a Potential Purchase Termination Event, a Purchase Termination Event or an Early Amortization Event unless a Responsible Officer has received written notice thereof from the Collateral Agent, the Issuer, the Servicer, the Seller or the Majority Noteholders or otherwise have knowledge thereof.

     (d) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee a certificate of an Authorized Representative stating that all conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent), PROVIDED for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent), have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     (e) The recitals contained herein and in the Notes (other than the certificate of authentication on the Notes) shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Security Agreement or of the Notes or of any part of the Contract Assets or Secured Collateral. Other than as directed by the Issuer in accordance with the Transaction Documents, the Trustee shall not be accountable for the use or application by the Issuer of the Proceeds of the Notes. The Trustee shall not be responsible for the legality or validity of this Agreement (other than its due authentication, execution and delivery) or the validity, priority, perfection or sufficiency of the security for the Notes issued or intended to be issued hereunder.

     SECTION 23. CANCELLATION OF NOTES. All Notes surrendered for payment, redemption, exchange or registration of transfer pursuant to any of the provisions of this Indenture shall be promptly canceled and disposed of by the Trustee in accordance with its standard procedures. The Trustee shall deliver a certificate of any such cancellation and disposition pursuant to this Section to the Issuer.

     SECTION 24. BENEFIT OF AGREEMENT. This Agreement is solely for the benefit of the parties hereto, their successors and assigns and the Noteholders, and no other person shall acquire or have any right hereunder or by virtue hereof.

     SECTION 25. NOTES HELD BY THE TRUSTEE; RIGHTS OF TRUSTEE. The Trustee, in its individual or other capacity, may become the owner or pledgee of the Notes with the same rights it would have if it were not acting as Trustee hereunder. The Trustee may become a creditor, directly or indirectly, of the Issuer or any of its institutions or agencies, make any loan or loans thereto, hold or become a pledgee of any form of indebtedness thereof (including the Notes), own, accept or negotiate any drafts, bills of exchange, acceptances or obligations thereof, make disbursements therefor and enter into any commercial or business arrangement therewith without limitation, all without any liability on the part of the Trustee under this Indenture for any real or apparent conflict of interest by reason of any such dealing.

     SECTION 26. INSPECTION. Upon reasonable notice to the Trustee, the Issuer may inspect during standard business hours any Notes held by the Trustee and any books of registration and transfer relating to the Notes maintained by the Trustee hereunder.

     SECTION 27. LICENSE. (a) PRESERVATION OF LICENSE. The Trustee will do or cause to be done all things reasonably necessary to preserve and maintain the License against the claims of all Persons (other than those Persons to whom the License or similar licenses have also been granted).

     (b) USE AND ENFORCEMENT OF LICENSE. The Trustee will do or cause to be done all things reasonably necessary to use and enforce the License to facilitate the servicing and collection of the Purchased Contract Assets upon the occurrence of a Purchase Termination Event.

     (c) ASSERTION OF BANKRUPTCY RIGHTS. In the event that Transmedia, any of the Initial Sellers or the Seller becomes a debtor in a proceeding under the Bankruptcy Code, the Trustee will:

          (i) prior to any such debtor's determination regarding whether to assume or reject the License in accordance with Bankruptcy Code Section 365, do or cause to be done all things reasonably necessary to insure that any such debtor complies with Bankruptcy Code Section 365(n)(4);

          (ii) if any such debtor determines to reject the License in accordance with Bankruptcy Code Section 365, do or cause to be done all things reasonably necessary to elect to retain its rights under the License for the duration of the License (as any such period may be extended by the Trustee) under Bankruptcy Code Section 365(n)(1)(B);

          (iii) if any such debtor determines to reject the License in accordance with Bankruptcy Code Section 365, and in connection with the Trustee's election to retain its rights under the License as described in
     (ii) above, do or cause to be done all things reasonably necessary to insure any such debtor's compliance with Bankruptcy Code Section 365(n)(2)(A) and Bankruptcy Code Section 365(n)(3); and

          (iv) if any such debtor determines to reject the License in accordance with Bankruptcy Code Section 365, and in connection with the Trustee's election to retain its rights under the License as described in
     (ii) above, do or cause to be done all things reasonably necessary to comply with Bankruptcy Code Section 365(n)(2)(B).

     (d) ELECTION TO TERMINATE LICENSE UPON REJECTION. In the event Transmedia or any of the Initial Sellers becomes a debtor in a proceeding under the Bankruptcy Code, if any such debtor determines to reject the License in accordance with Bankruptcy Code Section 365, the Trustee will not elect under Bankruptcy Code Section 364(n)(1)(A) to treat the License as terminated.

     SECTION 28. TRUSTEE AND COLLATERAL AGENT MAY ENFORCE CLAIMS WITHOUT POSSESSION OF THE NOTES. All rights of action and claims under this Indenture and the Security Agreement on the Notes may be prosecuted and enforced by the Trustee or the Collateral Agent, as applicable, without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel (and any other amounts due to the Trustee under Section 18), be for the ratable benefit of the Noteholders.

     SECTION 29. RIGHTS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER.
(a) No right or remedy herein conferred upon or reserved to the Trustee, the Collateral Agent or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity, or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     (b) No delay or omission of the Trustee or any Noteholder to exercise any right or remedy accruing upon any Early Amortization Event shall impair any such right or remedy or constitute a waiver of any such Early Amortization Event or an acquiescence therein. Subject to the terms of the Transaction Documents, every right and remedy given hereunder or by law to the Trustee or the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or the Noteholders, as the case may be.

     SECTION 30. NOTEHOLDERS AUTHORIZED TO DIRECT TRUSTEE. Pursuant to the terms and provisions of this Indenture, the Majority Noteholders are authorized to direct the Trustee to take all actions on behalf of the Noteholders under this Indenture and the other Transaction Documents and to direct (i) the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or (ii) the exercising of any trust or power conferred on the Trustee, under this Indenture or the Transaction Documents; PROVIDED that such direction shall not conflict with any rule of law or this Indenture or the Transaction Documents.

     SECTION 31. LIMITATION ON PROCEEDINGS BY NOTEHOLDERS. No Noteholder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Noteholder has previously given written notice to the Trustee of a continuing Early Amortization Event;

          (b) the Majority Noteholders shall have made written request to the Trustee to institute, or to cause the institution of Proceedings in respect of such Early Amortization Event in its own name as Trustee hereunder;

          (c) such Noteholder or Noteholders have offered to the Trustee reasonable indemnity as described in Section 22(c)(v) against the costs, expenses and liabilities that may reasonably be incurred in compliance with such request;

          (d) the Trustee for thirty (30) days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Majority Noteholders;

it being understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other such Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Noteholders.

     SECTION 32. SUCCESSOR SERVICER. The Trustee acknowledges and agrees to serve as Servicer as provided in Section 6.17(a) of the Purchase and Servicing Agreement.

     SECTION 33. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture or the Notes and such Proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Trustee, and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 34. NOTEHOLDER CONSENT TO TRUSTEE'S OTHER DUTIES. Each Noteholder by its acceptance of a Note shall have consented to and acknowledged that (i) the Trustee has other duties and obligations under the other Transaction Documents in the capacity of Collateral Agent, (ii) the Trustee may under certain circumstances direct the exercise of rights and remedies with respect to the Contract Assets pursuant to the terms and conditions of the Security Agreement and (iii) the Collateral Agent pursuant to the Security Agreement shall administer all rights and remedies with respect to and have control over the Contract Assets.

     SECTION 35. ACTS OF NOTEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and where it is hereby expressly required, to the Issuer.

     (b) Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 16(b)) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

     (c) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon whether or not notation of such action is made upon such Note.

     (e) The ownership of a Note for the purpose of this Section shall be proved by the Note Register.

     SECTION 36. NO RECOURSE. The obligations of the Issuer under this Indenture, the Notes and each other agreement, instrument, document or certificate executed and delivered or issued by the Issuer or any officer thereof in connection herewith or therewith are solely the obligations of the Issuer, payable only out of Secured Collateral and the amount in the Settlement Account. No other recourse shall be had for the payment of any amount owing in respect of the Notes or for the payment of any fee or any other obligations or claim arising out of or based upon this Indenture, the Notes or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer or any officer thereof in connection herewith or therewith against the Issuer or any Member or any employee, officer, director or stockholder of any Member.

     SECTION 37. PAYMENT OF TAXES. The Issuer will pay or cause to be paid all taxes, duties, fees or other charges levied or imposed by any governmental entity on the Issuer, in respect of this Indenture or the issuance of the Notes and any stamp duty, tax, required deduction or withholding or other amount required to be paid to introduce this document into evidence to enforce the Notes.

     SECTION 38. HEADINGS. The headings for the Sections of this Indenture are for convenience only and are not part of this Indenture.

     SECTION 39. FORWARDING OF NOTICES. If the Trustee shall receive any notice or demand from any Noteholder pursuant to the provisions of this Indenture or the Notes, the Trustee shall promptly forward a copy of such notice or demand to the Issuer.

     SECTION 40. GOVERNING LAW. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     SECTION 41. COUNTERPARTS. This Indenture may be executed by the parties hereto in any number of counterparts, each of which such counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.

                                          TNI FUNDING COMPANY I, L.L.C., Issuer

                                          By: TNI Funding I, Inc.

                                          By: __________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                          THE CHASE MANHATTAN BANK, as Trustee,

                                          By ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                                                       EXHIBIT A
                                                                to the Indenture

                     [FORM OF RIGHT-TO-RECEIVE-BACKED NOTE]

     THE ISSUER HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT EXCEPT (1) PURSUANT TO RULE 144A OR (2) PURSUANT TO ANOTHER EXEMPTION UNDER THE ACT AND IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. TRANSFER OF THIS NOTE IS FURTHER LIMITED BY THE REQUIREMENT THAT FOLLOWING ANY TRANSFER HEREOF SUCH NOTE SHALL BE BENEFICIALLY OWNED (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) BY NO MORE THAN ONE PERSON FOR EACH $1,000,000 IN PRINCIPAL AMOUNT REPRESENTED THEREBY, AND THE TRANSFEREE HEREOF HAS FURNISHED TO THE TRUSTEE A CERTIFICATE TO SUCH EFFECT.

     PRINCIPAL PAYMENTS OF THIS NOTE MAY BE MADE PRIOR TO THE SCHEDULED MATURITY DATE UNDER CERTAIN CONDITIONS AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NO.

                          TNI FUNDING COMPANY I, L.L.C.
               7.40% RIGHT-TO-RECEIVE-BACKED NOTES, SERIES 1996-l

PRINCIPAL AMOUNT: $___________
ISSUANCE DATE: December 24, 1996
SCHEDULED MATURITY DATE: December 15, 2004 (or if sooner, the Note Payment Date occurring three (3) years after the Note Payment Date immediately following the Amortization Commencement Date)

NOTE RATE: 7.40% PER ANNUM

     TNI FUNDING COMPANY I, L.L.C. (the "ISSUER"), for value received, hereby promises to pay to _______________, or registered assigns, the principal amount of _______________ Dollars (as may be reduced by any payment of principal), on the Scheduled Maturity Date. The Issuer agrees to pay principal, if any, on the fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the next succeeding Business Day (each, a "NOTE PAYMENT DATE"), which occurs immediately after the Amortization Commencement Date, until all remaining unpaid principal hereof is paid or payment therefor is made available pursuant to the Indenture (as referred to below). The Notes shall bear interest on the unpaid principal amount thereof from and including the

Closing Date at the rate of 7.40% per annum (the "NOTE RATE") (calculated on the basis of a 360-day year consisting of 12 months of 30 days each) through the day immediately preceding the initial Note Payment Date and thereafter, monthly from and including the most recent Note Payment Date through and including the day immediately preceding the next Note Payment Date, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided herein) until fully paid. Interest shall be due and payable in arrears on each Note Payment Date, with each payment of interest calculated as described above on the unpaid principal amount of the outstanding Notes on the immediately preceding Note Payment Date (after the distributions on the Notes on such date) or, with respect to interest payable on the initial Note Payment Date, on the principal amount of the Outstanding Notes on the Closing Date; PROVIDED, HOWEVER, that in making any interest payment, if the interest calculation with respect to any Note shall result in a portion of such payment being less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of the Notes referred to in the Indenture dated as of December 1, 1996 (the "INDENTURE"), between the Issuer and The Chase Manhattan Bank, as Trustee, which, among other things contains provisions for the acceleration of the maturity hereof upon the occurrence of certain events, and for the amendment or waiver of certain provisions of the Indenture, all upon the terms and conditions therein specified. Capitalized terms which are used herein that are not defined shall have the meaning assigned to such terms in the Indenture. Upon written request, the Trustee shall provide a copy of such Indenture and a copy of the Security Agreement to the holder of this Note.

     It is the intention of the Issuer to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the State of New York and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with this Note, it is agreed as follows: (i) the aggregate of all consideration that constitutes interest, if any, under applicable law that is taken, reserved, contracted for, charged or received under this Note or any other agreement or document executed in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to other amounts due under this Note by the holder hereof (or if this Note shall have been paid in full, refunded to the Issuer); and (ii) in the event that maturity of this Note is accelerated by reason of any election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, PROVIDED for in this Note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited to other amounts due under this Note (or if this Note shall have been paid in full, refunded to the Issuer). In the event that applicable law provides for a ceiling on the rate of interest, if any, chargeable hereunder, that ceiling shall be the indicated rate ceiling.

     BY ACCEPTANCE OF THIS NOTE THE NOTEHOLDER SHALL HAVE ACKNOWLEDGED AND AGREED THAT (I) THE COLLATERAL AGENT (AS DEFINED IN THE SECURITY AGREEMENT) SHALL EXERCISE CERTAIN RIGHTS WITH RESPECT TO AN AMORTIZATION EVENT (AS DEFINED IN THE SECURITY AGREEMENT), (II) THE TRUSTEE HAS OTHER DUTIES AND OBLIGATIONS UNDER THE OTHER TRANSACTION DOCUMENTS IN THE CAPACITY OF COLLATERAL AGENT, AND
(III) THE COLLATERAL AGENT AT THE DIRECTION OF THE TRUSTEE PURSUANT TO THE SECURITY AGREEMENT SHALL ADMINISTER ALL RIGHTS AND REMEDIES WITH RESPECT TO AND HAVE CONTROL OVER THE COLLATERAL.

     BY ACCEPTANCE OF THIS NOTE, THE NOTEHOLDER SHALL HAVE AGREED THAT PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF ALL OUTSTANDING NOTES IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.

     THE OBLIGATIONS OF THE ISSUER UNDER THIS INDENTURE, THE NOTES AND EACH OTHER AGREEMENT, INSTRUMENT, DOCUMENT OR CERTIFICATE EXECUTED AND DELIVERED OR ISSUED BY THE ISSUER OR ANY OFFICER THEREOF IN CONNECTION HEREWITH OR THEREWITH ARE SOLELY THE OBLIGATIONS OF THE ISSUER, PAYABLE ONLY OUT OF SECURED COLLATERAL AND THE AMOUNT IN THE SETTLEMENT ACCOUNT. NO OTHER RECOURSE SHALL BE HAD FOR THE PAYMENT OF ANY AMOUNT OWING IN RESPECT OF THE NOTES OR FOR THE PAYMENT OF ANY FEE OR ANY OTHER OBLIGATIONS OR CLAIM ARISING OUT OF OR BASED UPON THIS INDENTURE, THE NOTES OR ANY OTHER AGREEMENT, INSTRUMENT, DOCUMENT OR CERTIFICATE EXECUTED AND DELIVERED OR ISSUED BY THE ISSUER OR ANY OFFICER THEREOF IN CONNECTION HEREWITH OR THEREWITH AGAINST THE ISSUER OR ANY MEMBER OR ANY EMPLOYEE, OFFICER, DIRECTOR OR STOCKHOLDER OF ANY MEMBER.

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee under the Indenture.

     THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     IN WITNESS WHEREOF, TNI Funding Company I, L.L.C. has caused this instrument to be signed in its name by an Authorized Representative and its seal to be imprinted, manually or in facsimile, hereon.

Dated:

                                           TNI FUNDING COMPANY I, L.L.C.

                                           By: TNI Funding I, Inc.

                                           By: _________________________________
                                               Name: ___________________________
                                               Title: __________________________

                                                                       EXHIBIT B
                                                                to the Indenture

                          [FORM OF ASSIGNMENT OF NOTE]

                                   ASSIGNMENT

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns, and transfers unto _________________________________

                               Please insert Social Security or other
                               identifying number of assignee: _________________

the attached Note of TNI FUNDING COMPANY I, L.L.C. (the "ISSUER") standing in the name(s) of the undersigned in the Note Register maintained by the Trustee for the Issuer and does hereby irrevocably constitute and appoint _______________________ Attorney to transfer such Note in such Note Register, with full power of substitution in the premises. This sale, assignment and transfer is made /_____/ pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "ACT"), /_____/ pursuant to Rule 144A promulgated thereunder, to a "qualified institutional buyer" as defined in such Rule 144A or /_____/ pursuant to an exemption from registration under the Act pursuant to Rule 904 of Regulation S promulgated thereunder.

Date: __________________________________   ____________________________________
                                                        (Signature)

                                           NOTICE: The signature(s) to this
                                           assignment must correspond with the
                                           name(s) as written upon the face of
                                           the Note to be transferred in every
                                           particular without alteration or any
                                           change whatsoever. The signature(s)
                                           must be guaranteed by a commercial
                                           bank or trust company located, or
                                           having a correspondent location, in
                                           The City of New York or the city in
                                           which the corporate trust office of
                                           the Trustee is located, or by a
                                           member firm of a national securities
                                           exchange. Notarized or witnessed
                                           signatures are not acceptable as
                                           guaranteed signatures.

Signature Guarantee:

                                                                       EXHIBIT C
                                                                to the Indenture

                          CERTIFICATE OF AUTHENTICATION

     This Note is one of the Notes referred to in the within-mentioned
Indenture.

                                          The Chase Manhattan Bank, as Trustee

                                          By ___________________________________
                                                     Authorized Officer

Date:

                                                                     EXHIBIT D-1
                                                                to the Indenture


The Chase Manhattan Bank
as Trustee under the
Indenture

Re:                TNI FUNDING COMPANY I, L.L.C.
                   RIGHT-TO-RECEIVE-BACKED NOTES

Ladies and Gentlemen:

     In connection with our purchase of the above-referenced notes (the "NOTES") of TNI Funding Company I, L.L.C. (the "ISSUER"), we confirm the statements set forth below:

          (a) We have received such information relating to the Notes as we deem necessary in order to make our investment decision.

          (b) We represent that we are a "Qualified Institutional Buyer" within the meaning of paragraph (a) of Rule 144A under the Securities Act of 1933, as amended (the "ACT") or an accredited investor as that term is defined in Rule 502 promulgated under the Act.

          (c) The Notes that we have purchased shall be issued in registered form and such Notes (and, except as otherwise provided in the Indenture pursuant to which the Notes were issued, until the Trustee for the Notes is otherwise advised by the Issuer, any Notes issued upon transfer or exchange of, or in substitution for the Notes) shall bear the following legend:

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT EXCEPT (1) PURSUANT TO RULE 144A OR (2) PURSUANT TO ANOTHER EXEMPTION UNDER THE ACT AND IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

          (d) We understand that the Notes have not been registered under the Securities Act by reason of their issuance in a transaction that does not require registration under the Securities Act. We agree that, in the event that at any future time we wish to dispose of any of the Notes, we will do so only in accordance with the terms of the Indenture, and we will not offer any of the Notes for sale, solicit any offer to buy any of the Notes, or sell any of the Notes, directly or indirectly through any agent acting on our behalf, except in accordance with Rule 144A under the Act to a Qualified Institutional Buyer or otherwise pursuant to an exemption from, or in a transaction not subject to, registration under the Act.

                                          Very truly yours,

                                          [NAME OF INVESTOR]

                                          By ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                                                     EXHIBIT D-2
                                                                to the Indenture

The Chase Manhattan Bank
as Trustee under the
Indenture

Re:                TNI FUNDING COMPANY I, L.L.C.
                   RIGHT-TO-RECEIVE-BACKED NOTES

Ladies and Gentlemen:

     In connection with our sale of the above-referenced notes (the "NOTES") of TNI Funding Company I, L.L.C. (the "ISSUER"), we confirm that:

          (a) We reasonably believe that the purchaser of the Notes is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "ACT").

          (b) We, and any person acting on our behalf, have taken reasonable steps to ensure that the purchaser of the Notes is aware that we may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A thereunder.

          (c) If the purchaser has made a request to us for information pursuant to Rule 144A(d)(4) under the Act, we confirm that the purchaser has received such information as has been provided by the Issuer in response to such request; it being understood that we make no representation as to whether such information complies with the requirements of such Rule.

                                          Very truly yours,

                                          [NAME OF INVESTOR]

                                          By ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                   Schedule I

                            UCC Filing Jurisdictions

Delaware: Secretary of State
Florida:  Secretary of State
New York: Secretary of State; City Clerk; County of New York